Exhibit 10.36
Addendum 4
This Addendum 4 becomes part of the Xcelerate Partner Agreement (the “Agreement”) dated July 30, 2001, between NSI and Sunbelt Software International (“DISTRIBUTOR”).
Whereas, NSI and DISTRIBUTOR wish to modify certain provisions regarding the marketing rebate, the Xcelerate Partner Agreement shall be modified as follows:
The following language should be added to the end of Schedule B:
10.	In consideration for DISTRIBUTOR providing, during the initial license year, technical support for customers who have purchased Double-Take through *, NSI agrees to pay DISTRIBUTOR *. Such fee shall not be added to the Aggregate Dollar Value as suhch these monies shall not qualify for Marketing Development Funds or a Marketing Rebate. Payment by NSI will be made quarterly after NSI has received a Sales report and full payment from * for such sales.

Network Specialists, Inc.		DISTRIBUTOR: Sunbelt International

Date: 5-31-02		Date: May 31st, 2001

Signature:	/s/ Scott Meyers	Signature:	/s/ Jo Murciano

Print Name: Scott Meyers		Print Name: Jo Murciano

Title: COO		Title: CEO

Fax Number: (201) 656 2727		Fax Number:

*	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933.

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